CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Statement of Comprehensive Income [Abstract]
Net income	$ 332,964	$ 375,856	$ 322,656
Other comprehensive income, net of tax
Currency translation adjustment	48,129	(1,313)	(26,522)
Currency impact of long-term funding	(1,603)	(2,710)	(4,834)
Unrealized capital (loss)/gain - investments	(231)	681	(155)
Actuarial (loss)/gain on defined benefit pension plan	(4,138)	(2,226)	2,855
Amortization of interest rate hedge	(910)	(923)	(923)
Loss on interest rate hedge	(905)	0	0
Fair value of cash flow hedge	0	0	(1,036)
Total comprehensive income	373,306	369,365	292,041
Less comprehensive income attributable to redeemable noncontrolling interest	(633)	(1,870)	0
Total comprehensive income attributable to the Group	$ 372,673	$ 367,495	$ 292,041